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                                                                   Exhibit 10.28

                                  US HELICOPTER

GABRIEL ROBERTS

      o EMPLOYMENT AGREEMENT - DATED JULY 18, 2004; EFFECTIVE UPON CLOSING OF $1,000,000 SECURED CONVERTIBLE DEBENTURE WITH CORNELL CAPITAL PARTNERS L.P.

      o     POSITION

            -     VICE PRESIDENT FINANCE AND ADMINISTRATION

      o     RESPONSIBILITIES

            -     FINANCE

            -     ADMINISTRATION

      o     SALARY

            -     $90,000 BASE PER ANNUM

            -     PRE-STARTUP SALARY WILL BE 80% OF BASE

            -     EFFECTIVE WITH STARTUP REVERT TO BASE SALARY

            - SALARY WILL MOVE TO $95,000 SIX-MONTHS AFTER STARTUP BASED ON WORK PERFORMANCE

      o     START DATE

            -     UPON COMPLETION OF FUNDING

      o     CONTRACT

            -     FIVE YEARS

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GABRIEL ROBERTS (Continued)

      o     STOCK PLAN

            -     AS AGREED TO UNDER FOUNDERS/INSIDERS PERCENTAGE

            - PARTICIPATION IN FUTURE STOCK OPTION PLANS (TO BE ESTABLISHED BY THE COMPANY

      o     INCENTIVE PLAN

            -     TO BE DETERMINED/FINALIZED

      o     BENEFITS

            -     TO BE DETERMINED/FINALIZED

      o     FORMAL AGREEMENT TO BE PREPARED BY G, B & B

      AGREED TO:

      /s/  Jerry Murphy                      /s/  Gabriel Roberts
      -----------------------------------    -----------------------------------
      Jerry Murphy                           Gabriel Roberts
      Chief Executive Officer
      US Helicopter

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